SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 25, 1997

                          LIBERTY TAX CREDIT PLUS L.P.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


         0-17015                                        13-3446500
         -------                                        ----------
(Commission File Number)                   (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                                     1 of 4

Item 1. Changes in Control of Registrant

         On November 25, 1997, affiliates of Related Credit Properties L.P. ("RCP") and Liberty GP Inc. ("LGP"), general partners of Liberty Tax Credit Plus L.P. (the "Partnership") executed a Purchase Agreement (the "Purchase Agreement") pursuant to which LGP agreed to sell and an affiliate of RCP agreed to purchase LGP's general partner interest in the Partnership (the "Transfer"). Limited Partners of the Partnership were notified by mail and approved of the Transfer. As a result of the Transfer, RCP will be the sole general partner of the Partnership. The Purchase Agreement also reflected the transfer of 100% of the stock from affiliates of LGP to affiliates of RCP in five additional partnerships that affiliates of LGP and RCP are general partners and an additional purchase of general partner interest in two partnerships that affiliates of LGP and RCP are general partners. (the "Additional Partnerships") In addition to the Transfer, RCP acquired LGP's general partner interest in Liberty Associates III L.P., the Special Limited Partner of the Partnership.

         The terms of the Transfer in the Purchase Agreement allowed for the Partnership to pay LGP the accrued asset management fees from both the Partnership and the Additional Partnerships in the aggregate amount of $922,789. A payment from affiliates of RCP was made to affiliates of LGP in the aggregate amount of $1,002,788 with respect to both the Partnership and the Additional Partnership.

         Additional terms of the Transfer are further described in the Purchase Agreement which is attached as an exhibit to this Form 8-K.



                                     2 of 4

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits
        99.1 Purchase Agreement among Related Capital Company and LB I Group, Inc., DA Holdings, Inc., Advantaged Housing Associates Inc., and Liberty GP, Inc. dated as of October 22, 1997 and executed on November 25, 1997.



                                     3 of 4

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     Liberty Tax Credit Plus L.P.
                                     (Registrant)

                                     By: Related Credit Properties  L.P.,
                                            a General Partner

                                     By: Related Credit Properties Inc.,
                                            a General Partner

                                     BY:      /s/ Stuart J. Boesky
                                              --------------------
                                              Stuart J. Boesky
                                              Vice President
         December 5, 1997



                                     4 of 4